                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               TLM CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 TLM CORPORATION

                          630 FIFTH AVENUE, SUITE 3210
                            NEW YORK, NEW YORK 10020

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF TLM CORPORATION:

         Notice is hereby given that the Annual Meeting of Shareholders of TLM Corporation, a Nevada corporation, will be held in Suite 3201, 630 Fifth Avenue, New York, New York 10020 at 9:30 a.m. Eastern Standard Time on June 5, 1996 for the following purposes:

         1. To elect a director to serve for three years or until his/her successor shall have been duly elected and qualified;

         2. To transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 13, 1996, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                  By Order of the Board of Directors


                                  Steven Price
                                  Vice President and Secretary

May 15, 1996

         Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope in order to insure that your shares are voted.

                                 TLM CORPORATION

                          630 FIFTH AVENUE, SUITE 3201
                            NEW YORK, NEW YORK 10020

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of TLM Corporation (the "Company") to be voted at the annual meeting of shareholders of the Company, to be held at the Company's corporate offices in New York City on June 5, 1996 at 9:30 a.m. If not otherwise specified, all proxies received pursuant to this solicitation will be voted in the election of directors FOR the person named below.

         Shareholders who execute proxies may revoke them at any time before they are exercised by delivery of written notice to the Secretary of the Company at the address of the Company at any time before they are voted. Any shareholder attending the meeting in person may revoke his or her proxy and vote his or her shares even though he or she has executed and mailed a proxy.

         As of May 13, 1996, the record date for the meeting, 270,907 shares of Common Stock, $.01 par value ("Common Stock") are outstanding and entitled to vote at the meeting, with each share being entitled to one vote. Only shareholders of record at the close of business on May 13, 1996 will be entitled to vote at the meeting and this Proxy Statement and the accompanying proxy are being sent to such shareholders on or about May 15, 1996.

                             PRINCIPAL SHAREHOLDERS

         As of March 31, 1996, Robert Price, Director and President of the Company is the only person known by the Company to beneficially own (as defined under the applicable rules of the Securities and Exchange Commission) more than 5% of the outstanding Common Stock of the Company. Including shares owned by Mr. Price's grandchildren (33,600 shares- see "Security Ownership of Certain Beneficial Owners") of which he is custodian and disclaims beneficial ownership of, Mr. Price controls 46,100 shares or approximately 17 percent of the Common Stock outstanding.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three directors, divided into three classes, the terms of office of which expire, respectively, on the date of the Annual Meeting of Shareholders in 1996, 1997 and 1998. One class is elected each year to serve for three years. Robert Price is the director whose term expires in 1996, and he has been nominated to stand for reelection at the Annual Meeting. The Board of Directors is not aware of any other person who will be nominated to stand for election at the Annual Meeting. If Mr. Price is unable to serve, which the Board of Directors does not contemplate, the Board will nominate for election such other person as it deems appropriate.

Incumbent Director-  Term Expiring 1997

         Kim I. Pressman, age 39, (Director and Chairman, Vice President and Treasurer of the Company) a certified public accountant, is a graduate of Indiana University and holds an M.B.A. from New York University. Ms. Pressman is a Director, Executive Vice President and Secretary of Price Communications Corporation and a Director, Vice President and Secretary of PriCellular Corporation. Prior to joining Price Communications Corporation in 1984, Ms. Pressman was employed for three years by Peat, Marwick, Mitchell & Co., a national certified public accounting firm, and for more than three years thereafter was Supervisor, Accounting Policies for International Paper Company and then Manager, Accounting Operations for Corinthian Broadcasting Division of Dun & Bradstreet Company, a large group owner of broadcasting stations.

Incumbent Director-  Term Expiring 1998

         Steven A. Farbman, age 35, (Director of the Company) is Senior Vice President and Secretary of The New York Law Publishing Company. Mr. Farbman was elected Director in August 1990. Mr. Farbman holds a B.A. in journalism from The George Washington University. He assumed his current positions at The New York Law Publishing Company in March 1988. Prior to that he was Publisher of Professional Office Design Magazine from September 1987 to November 1989 and Associate Publisher of the magazine since 1986. Mr. Farbman is the son-in-law of Robert Price.

Nominee for Election as Director-  Term Expiring 1996

         Robert Price, age 63, (Director and President of the Company), an attorney, is a former General Partner of Lazard Freres & Co. He has served as an Assistant United States Attorney, practiced law in New York and served as Deputy Mayor of New York City. In the early sixties, Mr. Price served as President and a Director of Atlantic States Industries, a corporation owning weekly newspapers and four radio stations. After leaving public office, Mr. Price became Executive Vice President of the Dreyfus Corporation and an Investment Officer of the Dreyfus Fund. In 1972 he joined Lazard Freres & Co. Mr. Price has served as a Director of Holly Sugar Corporation, Atlantic States Industries, The Dreyfus Corporation, Graphic Scanning Corp. and Lane Bryant, Inc., and is currently a member of the Council on Foreign Relations. Mr. Price serves as the Representative of the Majority Leader and President Pro Tem of the New York Senate on the Board of Directors of the Municipal Assistance Corporation for the City of New York. Mr. Price also has been nominated by Governor George Pataki of New York to a seven year term as a Member of the Board of Trustees of the City University of New York pending New York State Senate approval. Mr. Price is also a Director, President, Chief Executive Officer and Treasurer of Price Communications Corporation and a Director and President of PriCellular Corporation.

         The company does not have an audit, nomination or compensation committee of the Board of Directors. The Board of Directors held one meeting during 1995 and each incumbent director attended 100% of the meetings held while he or she was a director.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of the close of business on March 31, 1996 certain information with regard to the beneficial ownership of outstanding Common Stock by each director, nominee for director and executive officer of the Company and by the directors and executive officers of the Company as a group.

                                              Amount and
                                          Nature of Beneficial       Percent of
         Name                                Ownership (1)            Class (2)
         ----                             --------------------       ----------
Robert Price                                    12,500(3)               4.6%
Kim I. Pressman                                    910                   *
Steven A. Farbman                                    -(4)                *
Steven Price                                    10,000                  3.7%
Directors and Executive
  Officers as a Group  (4 persons)              23,410                  8.6%

*Less than 1%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of, a security).

(2) The percentages are based on a total of 270,907 shares of Common Stock outstanding as of May 13, 1996.

(3) Mr. Price is Custodian of 15,000 shares for the benefit of his grandchild Alexandra Lyn Farbman and is also Custodian of 18,600 shares held for the benefit of another grandchild, Leo Jake Farbman, both children of Director Steven Farbman.

(4) Does not include 10,000 shares held by Mr. Farbman's wife, which he disclaims beneficial ownership of.

The address of the persons named in the table above is 630 Fifth Avenue, Suite 3201, New York, New York 10020.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The directors and executive officers of the Company are as follows:

         Name                      Age                        Position
         ----                      ---                        --------
Robert Price ..................     63               Director and President

Kim I. Pressman ...............     39               Director and Chairman,
                                                     Vice President and Treasurer
Steven A. Farbman .............     35               Director
Steven Price...................     34               Vice President and Secretary

         Steven Price, age 34, is Vice President and Secretary of the Company. From 1990 to 1993 he was an attorney with Davis Polk & Wardwell. Prior thereto, Mr. Price was appointed by President Bush to serve in the U.S. State Department as Special Assistant to the Chief U.S. Nuclear Arms Negotiator, and worked in the mergers and acquisitions department of Goldman, Sachs & Co. He is a graduate of Brown University and Columbia Law School and is the son of Robert Price, the President of the Corporation. He is also a Director of Price Communications Corporation, and is Vice President-Director of Corporate Development of PriCellular Corporation.

                             EXECUTIVE COMPENSATION

         There is no executive officer whose salary and bonus exceeded $100,000 for the years ended December 31, 1995, 1994 or 1993. The Company had no salaried employees during 1995. No options were granted, exercised or outstanding during 1995. Effective July 1, 1994, each Director receives fees of $10,000 per annum and the Chairman, Ms. Pressman receives fees of $12,000 per annum. The Directors (except Mr. Farbman) also serve as unpaid executive officers of the Corporation.

                            RELATED PARTY TRANSACTION

         Pursuant to the Company's business plan to become an operating company, in May 1994 the Company purchased from its former parent, Price Communications Corporation ("PCC"), all of the capital stock of Eimar Realty Corporation, the sole assets of which are a Nashville, Tennessee office building and cash. Such building currently houses radio stations formerly owned by PCC, WLAC-AM and FM, under a lease expiring in 1999. The aggregate purchase price paid by the Company was $815,000, consisting of $275,000 in cash and the balance under a four-year note bearing interest at 5% per annum. The Company will either continue the long-term lease with the owners of WLAC-AM and FM, or, alternatively, sell the property to them or others.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP are the independent auditors for the Company. A representative of Arthur Andersen LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions. KPMG Peat Marwick LLP ("KPMG,") the Company's former independent auditors, resigned on March 7, 1995. The subsequent engagement of Arthur Andersen LLP was approved by the Company's Board of Directors. In their report on the Company's 1994 consolidated financial statements, KPMG expressed an unqualified opinion as to the fair presentation of those financial statements in accordance with generally accepted accounting principles.

                              SHAREHOLDER PROPOSALS

         Shareholders are advised that any shareholder proposals to be submitted to shareholders for consideration at the Annual Meeting of Shareholders in 1997, for inclusion in the Company's proxy statement and form of proxy must be received at the Company's executive offices in New York on or before January 15, 1997.

                                     GENERAL

         The Board of Directors does not know of any matters other than those specified in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment. In the event that the nominee is unable to serve as a director at the date of the meeting, the enclosed form of proxy will be voted for any nominee who shall be designated by the Board of Directors to fill such vacancy.

         Under Nevada Law and the Company's Certificate of Incorporation and By-laws, if a quorum is present, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote thereon. A majority of the outstanding shares entitled to vote, present in person or represented by proxy constitutes a quorum. Shares represented by proxies withholding votes from all nominees will be counted only for purposes of determining a quorum.

         The entire cost of soliciting proxies hereunder will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not be compensated for their services.

         The Company intends to furnish its shareholders an annual report containing audited financial statements. Shareholders who would like a copy of the Company's 1995 Annual Report on Form 10-KSB filed with the Securities Exchange Commission may obtain one, without charge by writing to: Steven Price, Vice President and Secretary, TLM Corporation, 630 Fifth Avenue, Suite 3201, New York, NY 10020.

New York, New York
May 15, 1996

PROXY

                                 TLM CORPORATION
                          630 FIFTH AVENUE, SUITE 3201
                               NEW YORK, NY 10020


                         ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Robert Price and Steven Price and each of them, proxies of the undersigned with power of substitution to each, to vote all shares of Common Stock of TLM Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 5, 1996, at 9:30 o'clock a.m., Eastern Standard Time in Suite 3201, 630 Fifth Avenue, New York, New York 10020, and at any adjournments thereof. The undersigned hereby revokes any proxy heretofore given with respect to such shares.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy when properly executed and returned will be voted in the manner directed below. If no direction is made, this Proxy will be voted FOR all nominees and the proposal listed below.

         The Board of Directors recommends that shareholders vote FOR the election of the nominee.

(1)      Election of Director

         ___ FOR            ___ WITHHOLD
             NOMINEE            AUTHORITY
             LISTED             TO VOTE
                                FOR
                                NOMINEE
                                LISTED

                                  NOMINEE--    Robert Price

(2) In their discretion on any other matters properly coming before the meeting or any adjournments thereof.

                                IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE.

                                Dated:_______________________, 1996

                                ______________________________
                                Signature(s) of Shareholder(s)

                                Please sign above and print your name(s) on the space below the signature exactly as your name or names appear hereon. If shares are registered in more than one name, each joint owner or fiduciary should sign. When signing as executor, administrator, personal representative, attorney, agent, trustee or guardian, please give full title as such.